Exhibit 32.2

Noble Corporation plc, a company registered under the laws of England and Wales

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Noble Corporation plc (the “Company”) on Form 10-K for the period ended December 31, 2015, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, James A. MacLennan, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 25, 2016	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President, Chief Financial Officer and Treasurer of Noble Corporation plc, a company registered under the laws of England and Wales